Other non-current assets	12 Months Ended
Dec. 31, 2017
Other non-current assets
Other non-current assets

14. Other non-current assets

On July 15, 2016, we invested €2.75 million in a French biopharmaceutical company developing new therapeutics for severe orphan and common neurological diseases, listed on Euronext. Galapagos has no restrictions on the sale of this equity investment and the asset is not pledged under any Galapagos’ liabilities. This investment is classified as available-for-sale equity investment which qualifies for level 1 fair value measurement based upon the closing price of the PXT securities on Euronext at each reporting date. Fair value changes on available-for-sale financial assets are recognized directly in equity, through the statement of changes in equity.

As of December 31, 2017, other non-current assets mainly consisted of available-for-sale equity investment described above re-measured at fair value of €1.8 million as follows.

Fair value of available-for-sale financial assets
(Euro, in thousands)
Costs at January 1, 2017	€2,750
Disposals of the year	(377)
Costs at December 31, 2017	2,373
Fair value adjustment at January 1, 2017	(399)
Reclassification of fair value adjustment to statement of operations following disposal	55
Fair value adjustment of the year	(275)
Fair value adjustment at December 31, 2017	(619)
Net book value at December 31, 2017	€1,754

Part of this equity investment was sold in 2017 for €0.4 million. As of December 31, 2017, we had accumulated fair value losses amounting to €0.6 million, based on unadjusted quoted market price, in which €0.1 million was reclassified to profit and loss subsequent to the shares disposed and €0.3 million was additionally recognized in other comprehensive income for the year ended December 31, 2017, in our statement of financial position on the other reserves line within equity (see note 20.)